                                                                   EXHIBIT 10.25

                            THIRTEENTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


          THIRTEENTH AMENDMENT, dated as of  March 17, 1999 (this "Amendment"),
                                                                   ---------
to the Amended and Restated Credit Agreement dated as of August 7, 1997, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of November 13, 1997, the Second Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 13, 1997, the Third Amendment to Amended and Restated Credit Agreement dated as of January 7, 1998, the Fourth Amendment to the Amended and Restated Credit Agreement dated as of
May 22, 1998, the Fifth Amendment and Waiver to Amended and Restated Credit Agreement dated as of August 14, 1998, the Sixth Amendment and Waiver to Amended and Restated Credit Agreement dated as of October 1998, the Seventh Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 15, 1998, the Eighth Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 21, 1998, the Ninth Amendment and Waiver to Amended and Restated Credit Agreement dated as of January 8, 1999, the Tenth Amendment and Waiver to Amended and Restated Credit Agreement dated as of January 14, 1999, the Forbearance Agreement and Eleventh Amendment to Amended and Restated Credit Agreement dated as of February 1, 1999 and the Forbearance Agreement and Twelfth Amendment to Amended and Restated Credit Agreement dated as of March 4, 1999 (as so amended, the "Credit Agreement"), among Hollywood Theater Holdings, Inc. (the
                 ----------------
"Parent"), Hollywood Theaters, Inc. (the "Company"), the banks and other
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financial institutions parties thereto (collectively, the "Banks"; individually,
                                                           -----
a "Bank"), and Bank of America National Trust and Savings Association, as
   ----
Administrative Agent for the Banks (the "Administrative Agent").
                                         --------------------


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, pursuant to the Credit Agreement, the Banks have made Loans to the Company which remain outstanding;

          WHEREAS, the Parent and the Company have requested that the Banks, and the Banks are willing to, amend certain terms and conditions under the Credit Agreement as more fully set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Capitalized terms defined in the Credit Agreement and
         -------------
not otherwise defined herein shall have the meanings given to them in the Credit Agreement.
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     2.  Amendments to Credit Agreement.
         ------------------------------

          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms "Revolving Loan Commitment Reduction Date" and "Revolving Loan Commitment Reduction Amount".

          (b) Section 2.5 of the Credit Agreement is hereby amended by (a) deleting the reference to "(a)" in said Section and (b) deleting paragraphs
     (b), (c) and (d) of said Section in their entirety.

          (c) Subsection 2.7(g) of the Credit Agreement is hereby amended by deleting the reference to "2.5(a)" in said Subsection and inserting in lieu thereof a reference to "2.5".

          (d) Subsection 2.8(a) of the Credit Agreement is hereby amended by deleting the second sentence in said Subsection.

     3.  Representations and Warranties.  Except as set forth on Schedule I
         ------------------------------
hereto, the Company hereby confirms, reaffirms and restates as of the date hereof the representations and warranties made by it in Article V of the Credit Agreement. The Company represents and warrants that as of the date hereof (assuming the effectiveness of the waivers set forth in this Amendment) no Default or Event of Default has occurred and is continuing.

     4.  Continuing Effect of Credit Agreement.  This Amendment shall not
         -------------------------------------
constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     5.  Payment of Expenses.  The Company agrees to pay or reimburse the
         -------------------
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the negotiation, preparation and distribution of documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6.  Affirmation of Guarantees.  The Parent hereby consents to the execution
         -------------------------
and delivery of this Thirteenth Amendment and reaffirms its obligations under
Article X of the Credit Agreement.

     7.  Counterparts.  This Amendment may be executed in any number of separate
         ------------
counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     8.  Effectiveness.  This Amendment shall be effective upon receipt by the
         -------------
Administrative Agent of counterparts hereof, duly executed and delivered by the Borrower, the Parent, the Administrative Agent and the Banks.

     9.  GOVERNING LAW AND JURISDICTION.  THIS AMENDMENT SHALL BE GOVERNED BY,
         ------------------------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT CONSIDERATION OF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                       HOLLYWOOD THEATER HOLDINGS, INC.



                                       By: /s/ James R. Featherstone
                                          --------------------------
                                            James R. Featherstone
                                            Vice President


                                       HOLLYWOOD THEATERS, INC.



                                       By:  /s/ James R. Featherstone
                                            -------------------------
                                            James R. Featherstone
                                            Vice President

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as
                                       Administrative Agent



                                       By:/s/ David Price
                                          ---------------
                                       Name:  David Price
                                       Title: Vice President


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as a Bank



                                       By: /s/ F.A. Zagar
                                           --------------
                                       Name:  F.A. Zagar
                                       Title: Vice President

                                       THE BANK OF NOVA SCOTIA, as a Bank



                                       By: /s/ Paul A. Weissenberger
                                           -------------------------
                                       Name:  P.A. Weissenberger
                                       Title: Authorized Signatory

                                       BANK ONE TEXAS, N.A., as a Bank



                                       By: /s/ Bradley C. Peters
                                           ---------------------
                                       Name:  Bradley C. Peters
                                       Title: Vice President

                                       THE SUMITOMO BANK, LIMITED, as a Bank



                                       By: /s/ MC Baker
                                           ------------
                                       Name:  MC Baker
                                       Title: Senior Vice President



                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
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